UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2021

AGRIFORCE GROWING SYSTEMS, LTD.

(Exact Name of Registrant as Specified in Charter)

British Columbia	001-40578
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 - 2233 Columbia Street Vancouver, BC,	V5Y 0M6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 757-0952

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	AGRI	The Nasdaq Capital Market
Series A Warrants	AGRIW	The Nasdaq Capital Market

FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the Filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward-looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 5.07 Submission of Matters to a Vote of Securityholders

On January 15, 2021, AgriForce Growing Systems, Ltd. (the “Company”), held an annual meeting of stockholders (the “Meeting”). As of the record date for the Meeting, 14,983,761 shares of common stock were issued and outstanding. A total of 8,016,172 shares of common stock, constituting a quorum, were present and accounted for at the Meeting. At the Meeting, the Company’s stockholders approved the following proposals:

1)	To Elect lngo W. Mueller
	a.	For - 6,893,857 {98.07%)
	b.	Withheld - 135,466 {1.93%)

2)	To Elect Amy Griffith
	a.	For-6,943,101 {98.77%)
	b.	Withheld - 86,222 { l .23%)

3)	To Elect William J. Meekison
	a.	For-6,943,613 {98.78%)
	b.	Withheld - 85,710 { l .22%)

4)	To Elect David Welch
	a.	For - 6,928,770 {98.57%)
	b.	Withheld-100,553 {1.43%)

5)	To Elect Richard Levychin
	a.	For - 6,943,413 {98.78%)
	b.	Withheld - 85,910 {1.22%)

6)	For the Ratification of the Appointment of
Marcum LLP For - 7,891,l 01 {98.44%)
	b.	Against - 112,502 { l .40%)
	c.	Abstain - 12,569 {0.16%)

7)	To Approve the Frequency of Say on
Pay Vote s One Year - 1,162,496 {16.54%)
	b.	Two Years - 145,906 (2.08%)
	c.	Three Years - 5,715,630 {81.31%)
	d.	Abstain - 5,291 {0.08%)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 29, 2021

AGRIFORCE GROWING SYSTEMS, LTD.

By:	/s/ Richard Wong
Name:	Richard Wong